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                                                                     Exhibit 4.1

NUMBER                         [LOGO OF NN, INC.]                         SHARES
NN                                  NN, INC.
                      COMMON STOCK $.01 PAR VALUE PER SHARE

INCORPORATED UNDER THE LAWS OF                                   SEE REVERSE FOR
THE STATE OF DELAWARE                                        CERTAIN DEFINITIONS
                                                               CUSIP 629337 10 6

THIS CERTIFIES THAT

IS THE OWNER OF

                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

     NN, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                                              COUNTERSIGNED AND REGISTERED
                                                   BY              SUNTRUST BANK
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                                            AUTHORIZED SIGNATURE

/s/ William C. Kelly, Jr.                  /s/ Roderick R. Baty
Treasurer and Secretary                    President and Chief Executive Officer

                            [NN, INC. CORPORATE SEAL]

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                                    NN, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common    UNIF GIFT MIN ACT - ______ Custodian _________
                                                      (Cust)            (Minor)
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right of       under Uniform Gifts to Minors Act
          survivorship and not as              _________________________________
          tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.

For value received, __________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee


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                                                                    Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name and written upon the face of
                                            the Certificate, in every
                                            particular, without alteration or
                                            enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.